MLIG VARIABLE INSURANCE TRUST
SUPPLEMENT
DATED MARCH 27, 2009
TO THE
MLIG VARIABLE INSURANCE TRUST PROSPECTUS
DATED MAY 1, 2008
Important Notice Regarding Change in Investment Policy for the Roszel/Lord Abbett Government Securities Portfolio:
This supplement describes certain changes to the Roszel/Lord Abbett Government Securities Portfolio (the “Portfolio”) that will take place on May 1, 2009 and June 2, 2009.
Change in Portfolio Name and Subadviser
On March 12, 2009, the Board of Trustees (the “Board”) of the MLIG Variable Insurance Trust (the “Trust”) voted to replace Lord, Abbett & Co. LLC (“Lord Abbett”) with BlackRock Investment Management, LLC (“BlackRock”) as the subadviser for the Portfolio, effective May 1, 2009. In connection with this change, the Board approved changing the name of the Portfolio to the Roszel/BlackRock Fixed Income Portfolio II. This change also will take place on May 1, 2009.
Change in Investment Policy
On March 12, 2009, the Board also approved a change in the investment policy for the Portfolio. Effective June 2, 2009, the Portfolio’s investment objective will change to seek as high a level of total return as is consistent with investment in high-grade income-bearing securities. Also on June 2, 2009, the Portfolio’s investment strategy will change and the Portfolio will invest, under normal market conditions, at least 80% of its net assets in high-grade income-bearing securities or in other registered investment companies (the “underlying funds”) that invest in high-grade income-bearing securities.
Beginning on June 2, 2009, the Portfolio and the underlying funds will invest in a wide variety of income-bearing securities, including mortgage-backed securities and corporate bonds. The Portfolio will seek to achieve total return through duration management, security selection, and sector rotation consistent with BlackRock’s relative value view. Sector (e.g., government, agency, and corporate) allocations will be based upon a relative value assessment by BlackRock’s sector specialists, who are responsible for recognizing and communicating key trends and opportunities when sectors become undervalued relative to other sectors of the market. The Portfolio will generally maintain an average portfolio duration of three to six years. The Portfolio will generally maintain an average credit quality of A or better and invest in underlying funds that invest solely in securities that are rated investment grade at the time of purchase or, if unrated, are determined by the management team to be of similar quality. A detailed description of the commercial paper and bond rating categories created by certain nationally recognized statistical rating organizations is described in the Trust’s SAI.

The Portfolio will be permitted to invest anywhere between 0% to 45% of its net assets in underlying funds. The Portfolio will only invest in underlying funds that invest primarily in income-bearing securities and may invest in underlying funds that are both affiliated and unaffiliated with the Trust. BlackRock will select the Portfolio’s underlying fund investments using the same investment strategy it uses to select other investments for the Portfolio. Currently, the only underlying funds in which the Portfolio intends to invest are the BlackRock Bond Allocation Target Shares (BATS) Series C and Series M, two funds that are series of the BlackRock Bond Allocation Target Shares (a registered investment company) and are advised by an affiliate of BlackRock. However, to the extent that such investment is consistent with the Portfolio’s investment strategies, the Portfolio may invest in other underlying funds in the future.
Change in Portfolio Benchmark
On June 2, 2009, the Portfolio’s performance benchmark will change to the Merrill Lynch U.S. Domestic Master Bond Index.
Change in Principal Investment Risks
Beginning on June 2, 2009, BlackRock will apply investment techniques and risk analyses in making investment decisions for the Portfolio, but there can be no guarantee that these will produce the desired results.  As with most fixed-income mutual funds, the Portfolio will be subject to interest rate risk and income volatility. Other factors may affect the market price and yield of the Portfolio’s securities, including investor demand, domestic economic conditions and factors relating to the issuer of a particular security, such as changes in the financial condition of the issuer. Loss of money will be a risk of investing in this Portfolio. In addition, the Portfolio’s investments, particularly its investments in mortgage-backed securities, will be subject to credit risk and prepayment/extension risk. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail in the Trust’s SAI.
More information about the Portfolio’s new subadviser, portfolio managers, and additional investment practices and techniques will be provided in the Trust’s Prospectus dated May 1, 2009.
* * *
Please retain this supplement with your Prospectus for future reference.